

Investor Day

December 4, 2018

Agenda

01 **Welcome & Introductions**
Kristina Kazarian
VP, Investor Relations

02 **Strategic Overview**
Gary Heminger
Chairman and Chief Executive Officer

03 **Business Environment**
Greg Goff
Executive Vice Chairman

04 **Refining**
Don Templin, *President, Refining, Marketing and Supply*
Ray Brooks, *EVP, Refining*

05 **Midstream**
Mike Hennigan, *President, MPLX*
Don Sorensen, *President, ANDX*

06 **Marketing & Retail**
Tony Kenney, *President, Speedway LLC*
Brian Partee, *SVP, Marketing*

07 **Finance Overview**
Tim Griffith
Chief Financial Officer

08 **Closing Remarks**
Gary Heminger
Chairman and Chief Executive Officer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC), MPLX LP (MPLX) and Andeavor Logistics LP (ANDX). These forward-looking statements relate to, among other things, MPC's acquisition of Andeavor and include expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC, MPLX and ANDX. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "policy," "position," "potential," "predict," "priority," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies' control and are difficult to predict.

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; the potential merger, consolidation or combination of MPLX with ANDX; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX or ANDX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in MPC's Forms 10-Q, filed with Securities and Exchange Commission (SEC).

Factors that could cause MPLX's actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX's ability to meet its distribution growth guidance; our ability to achieve strategic and financial objectives, including with respect to projects and proposed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of MPLX's capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute its business plans, growth strategy and self-funding model; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to earnings and distribution growth objectives; our ability to manage disruptions in credit markets or changes to our credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPLX's capital budget; other risk factors inherent to MPLX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in MPLX's Forms 10-Q, filed with the SEC.

Forward-Looking Statements (continued)

Factors that could cause ANDX's actual results to differ materially from those implied in the forward-looking statements include: the amount and timing of future distributions; our ability to achieve expected coverage improvement and distributable cash growth; our ability to execute a funding model with no additional equity issuances and limited parent support; net earnings and EBITDA run rate; our ability to achieve our financial and strategic targets; negative capital market conditions, including an increase of the current yield on common units; our financial position, liquidity and capital resources, including available capacity under our credit facilities and access to debt on commercially reasonable terms; our financial and operational outlook, and ability to fulfill that outlook; our Permian Basin growth strategy, expected capital investment, and expectations related to increasing customer demand and additional future growth opportunities; the August 2018 drop down from Andeavor, including the expected benefits thereof and the annual net earnings and EBITDA expected to be generated thereby; the status and expected timing of our current projects, including capital investments; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC/Andeavor's obligations under ANDX's commercial agreements; continued/further volatility in and/or degradation of market and industry conditions and their effects on our business; our ability to manage disruptions in credit markets or changes to our credit ratings; adverse changes in laws including with respect to tax and regulatory matters; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to ANDX's capital budget; other risk factors inherent to ANDX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in ANDX's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in ANDX's Forms 10-Q, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of MPC's Form 10-K and Forms 10-Q are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K and Forms 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of ANDX's Form 10-K and Forms 10-Q are available on the SEC website, ANDX's website at http://ir.andeavorlogistics.com or by contacting ANDX's Investor Relations office.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. Reconciliations to the nearest historical GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, MPLX or ANDX, net cash provided by (used in) operating, investing and financing activities, Speedway income from operations or other financial measures prepared in accordance with GAAP. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. Certain forecasts were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these forward-looking non-GAAP financial measures to the nearest GAAP financial measures have not been provided.



Strategic Overview

Creating a Leading Energy Company

Two great legacies	Enhanced scale and integration	Broader commercial opportunities	Expanded platform for growth	A premier energy company







Two Great Legacies: Combine For Competitive Strength

- Similar histories of strategic development
- Comparable focus on integration to enhance value capture
- History of successful transformation
- Dual track records of creating shareholder value



$100
$80
$60
$40
$20
$0
Formed MLP
MPLX ENERGY LOGISTICS
Galveston Bay Refinery acquisition
Hess retail acquisition
MARKWEST
MarkWest combination
Complete drop-downs and IDR buy-in
Combines with ANDV
'11
2012
2013
2014
2015
2016
2017
2018



$160
$120
$80
$40
$0
Formed MLP
TESORO LOGISTICS
Carson Refinery and ARCO acquisition
ARCO
QEP Midstream acquisition
Great Northern Midstream acquisition
Dickinson Refinery acquisition
Western acquisition
Complete MLP merger and IDR buy-in
Combines with MPC
'11
2012
2013
2014
2015
2016
2017
2018

Execution of strategic vision has resulted in ~400% or greater total shareholder return

Source: Bloomberg (June 24, 2011 through October 1, 2018)

Top Investor Questions

- Strategic vision for the combined company
- Benefits of scale and integration across platform
- Synergy update
- Capital allocation: investment & return policies
- New segment and reporting information
- IMO: outlook & sensitivities


MARATHON
MARATHON PETROLEUM CORP

Built For Change: Our Strategic Vision

Core Values and Operational Excellence

Core values underpin our commitment to people, safety, and the environment

Maximize asset reliability and potential

Integrated Business Model

Enhances value capture and ability to achieve synergies

- Refining & Marketing
- Midstream
- Retail

Strategic & Disciplined Investments

Creates competitive advantages

Strong project returns

Grow profitability

Financial Strength

Provides through-cycle protection and flexibility

Compelling capital return policies

Core Values: Underpin What We Do Every Day

- Attracting, developing, and retaining exceptional people
- Company-wide alignment on strategic direction
- Powerful collaboration
- Operational excellence



Health & Safety
Environmental Stewardship
Corporate Citizenship
Diversity & Inclusion
Integrity
MARATHON



Responsible Corporate Leadership

MARATHON

MPC has earned **75%** of the EPA's Energy Star recognitions awarded to refineries

ENERGY STAR

13 Environmental achievement awards earned from state environmental agencies

18 VPP Facilities earned OSHA's highest status

MPC manages **21** certified wildlife habitats consisting of **1,352** acres

Safety Performance[1]



OSHA Recordable Incident Rate
0.8
0.6
0.4
0.2
0.0
0.31
0.32
0.31
0.29
0.27
2012-2014 Average
2015
2016
2017
2018 YTD

Environmental Performance[2]



Tons of emissions per million barrels of throughput
45
35
25
46
46
40
37
34
2013
2014
2015
2016
2017

MPC Refining — Industry Average



October 2018
Perspectives on Climate-Related Scenarios
RISKS AND OPPORTUNITIES
Marathon Petroleum Corporation
2018 CITIZENSHIP REPORT

[1] Safety performance based on OSHA Recordable Incident Rate (ORIR) for Refining industry; industry average source: Bureau of Labor Statistics (BLS); MPC Refining includes MPC and legacy Andeavor refineries [2] Environmental performance based on criteria pollutant emissions and includes MPC, MPLX and the legacy Andeavor refineries; does not include emissions from ANDX

Leveraging a Larger System: Unprecedented Opportunities

Feedstock Acquisition



Inbound Logistics



Refining & Processing



Outbound Logistics



Marketing & Retail



- Additional access to advantaged feedstocks
- Expanded logistics system lowers crude acquisition costs + increases speed to market
- Broader market presence creates new product placement options
- Additional touchpoints along energy value chain increase margin capture
- Nationwide marketing channels create optimization opportunities

Scale enhances opportunities for value creation

Integration: Further Opportunities for Value Chain Capture

- Nationwide footprint enables connectivity to key supply sources and demand hubs
- Broader, integrated system increases capability to capture value from market dislocations
- Value chain integration enhances profitability and elevates businesses beyond sum-of-the-parts



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Detroit
Canton
Pittsburgh
Chicago
Salt Lake City
Martinez
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Garyville
Galveston Bay
Eastern Mexico
Exports
Florida & East Coast

Note: Map arrows are indicative of potential refined product movements

Increasing Synergy Potential



Synergy Outlook[1]
($ millions)
665
200
465
300
90
210
55
380
110
270
1,400
400
1,000
Refining & Marketing
Retail
Midstream
Corporate
Total



Estimated Annual Run-Rate
($ millions)
600
120
480
1,000
290
710
1,400
450
950
YE2019
YE2020
YE2021

Initial Synergy Estimates[2]   Updated Synergy Estimates

Raising gross run-rate synergy potential by up to 40 percent to $1.4 billion

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

Growing Profitability: Attractive Profile for Investors

MPC has significantly diversified, and ***non-refining segments now contribute ~50% of EBITDA.*** Our strategic and disciplined investments have grown our business, creating an ***attractive opportunity for investors*** especially relative to energy and the broader market.

EBITDA by Operating Segment [1]



~15%
~50%
2013
2017
2019E
Midstream
Retail
Refining & Marketing

Free Cash Flow Yield [2]



10%
8%
6%
4%
2%
0%
10.0%
7.9%
7.0%
6.3%
5.0%
S&P 500
5.1%
Energy Index
4.2%
MPC
VLO
PSX
CVX
XOM

[1] Segment EBITDA excludes corporate and unallocated costs; 2019E based on 2019 Illustrative EBITDA calculation (see slide 81 for more information) [2] Per Bloomberg, as of November 30, 2018 based on last twelve months data. Free cash flow represents operating cash flow less capex per share

Financial Strength Underpins Total Shareholder Returns

Robust Balance Sheet[1]

- Investment grade rating
- ~20% debt to market cap
- $8+ billion of liquidity

Capital Spend[1]

- $2.8 billion plan in 2019
  - Flat with 2018E (combined)
  - Anticipate flat in 2020
- Compelling investments drive EBITDA growth
- Self-funded MLPs

Capital Return[1]

- ≥50% of discretionary free cash flow[2] targeted to be returned to shareholders
- 10%+ annual dividend growth target
- Implies at least $2.5 billion of share repurchases in 2019[3]

Strong, growing shareholder returns

[1] MPC parent level metrics as of November 30, 2018 [2] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex [3] Based on 2019 Illustrative EBITDA calculation (see slide 81 for more information)

MPC: Formula for Creating Exceptional Value

Leading assets & capabilities	+	Strategic vision to grow value	=	Exceptional opportunity for investors
Premier asset base		Core values and operational excellence		Through-cycle resilience
Experienced management team		Integrated business model		Competitive advantages
Strong balance sheet		Disciplined investments		Profitable growth
		Financial strength		Strong shareholder return profile



Business Environment

Global & U.S. Economic Outlook Positive

Global gasoline demand grows with rising consumer incomes and higher vehicle miles travelled, partially offset by fuel efficiency trends. ***Distillate demand growth outpaces gasoline***, driven by transportation and industrial sectors and impact from IMO 2020.



Global GDP
Annual Growth Outlook
4.0%
3.5%
3.0%
2.5%
2.0%
2012
2014
2016
2018E
2020E
2022E
Forecast Range
Actual
MPC Forecast



Global Gasoline &
Distillate Demand
MMBPD
45
40
35
30
25
20
2012
2014
2016
2018E
2020E
2022E
Forecast Range
MPC Distillate Forecast
MPC Gasoline Forecast
Distillate Actual
Gasoline Actual

Sources: MPC with range of estimates from IMF, World Bank, OPEC

Global Refining Capacity Relatively Balanced

Net worldwide refining capacity growth appears relatively balanced with new capacity in Asia and the Middle East, primarily to support domestic demand.



Global Crude Distillation Capacity and Demand Growth
2.5
2.0
1.5
1.0
0.5
0.0
MMBPD
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
Net Global Crude Distillation Capacity Growth
Oil Demand Growth (ex. Biofuels)



U.S. Refinery Utilization
100%
95%
90%
85%
80%
Refinery Utilization %
J
F
M
A
M
J
J
A
S
O
N
D
5-year range (13-17)
5-year average (13-17)
2017
2018

Sources: MPC, EIA

Global and U.S. Inventories Support Refining Margins

Global Gasoline Inventories



425
375
325
MMB

Global Distillate Inventories



650
550
450
MMB

U.S. Gasoline Days of Supply



28
26
24
22
20
Days
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018

U.S. Distillate Days of Supply



35
30
25
20
Days
J F M A M J J A S O N D
5-year Range (13-17)
5-year Average (13-17)
2017
2018

Source: IEA (Global data uses OECD as proxy); EIA (U.S. data - includes exports)

Near-Term Gasoline Weakness, Offset by Long-Term Distillate Strength

Rise in oil prices this year ***slowed global gasoline demand growth and strong margins have incentivized high refinery utilization*** pressuring gasoline margins; expect this to normalize in later part of 2019.

Gulf Coast Gasoline & Diesel Margins


2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E
Gas Crack
Diesel Crack

Sources: Petroleum Argus, MPC Note: GC Gas Crack = GC CBOB – LLS (ex-RVO); GC Diesel Crack = GC ULSD – LLS (ex-RVO)

U.S. Refineries Among Most Cost Efficient in World

The U.S. refining system is among the ***most cost efficient in the world*** given its access to low-cost natural gas and price-advantaged crudes – making it well-positioned to supply transportation fuels across the world.



Transportation Fuel Production Cost
USD/BBL
54
52
50
48
46
Latin America
Middle East
Western Europe
United States
Asia Pacific



Net Cash Margin
USD/BBL
9
8
7
6
5
4
3
United States
Asia Pacific
Middle East
Latin America
Western Europe

Source: Solomon Associates Fuels Study

Commodity Price Assumptions and Long-Term Outlook

Commodity / Spread ($/BBL, unless noted)	2018 Average[1]	2019 Business Plan[2]	Long-Term Outlook[2]
WTI	$66.25	$64	$50 - $80
Brent-WTI	$6.50	$3.60	$3 - $12
Brent-ANS	$(0.25)	$0.10	$(1) - $2
Brent-ASCI	$5.00	$6.50	$3 - $9
LLS-WTI	$5.00	$3.25	$4 - $9
WTI-Bakken	$2.75	$1.50	$1 - $11
WTI-WCS	$27.25	$22	$20 - $40
ULSD-3% Fuel Oil	$24.50	$34	$30 - $40
Henry Hub ($/MMbtu)	$3.00	$2.95	$2.50 - $4.50
NGL Weighted Average ($/gal)[3]	$0.78	$0.76	$0.60 - $0.95

[1] Average values as of November 30, 2018, rounded to nearest $0.25/BBL [2] MPC estimates [3] Weighted 35% ethane, 35% propane, 12% normal butane, 6% isobutane and 12% C5+

Regional Crack Spread Outlook

USGC LLS 321



$/BBL
$6.00
$8.50
$8.25
$9.25 – $9.75
2016
2017
2018 YTD
2019E-2021E Average

Chicago WTI 321



$/BBL
$9.00
$12.75
$14.75
$14 – $16
2016
2017
2018 YTD
2019E-2021E Average

WC ANS 321



$/BBL
$12.50
$14.00
$14.50
$15 – $17
2016
2017
2018 YTD
2019E-2021E Average

ULSD - 3% Resid Fuel Oil



$/BBL
$19.75
$18.25
$24.50
$30 – $40
2016
2017
2018 YTD
2019E-2021E Average

Source: MPC Note: All prices exclude impact of RVO, historical crack spreads rounded to nearest $0.25

IMO: Global Opportunities for Complex Refineries

- Refiners shift to maximum distillate production and resid upgrading
- Ship owners accelerate installation of scrubbers to enable HSFO consumption
- Low complexity refineries lighten crude slate
- HSFO displaces crude oil and LNG fuels in oil fired power generation
- Gasoline production dampened by blending low sulfur FCC feedstocks to LSFO



Coker Upgrading (ULSD - 3% Resid Fuel Oil)
Forecast
$/BBL
$60
$50
$40
$30
$20
$10
$0
2010
2015
2020
2025
2030
Actuals
PIRA
IHS
MPC

Anticipated impacts above are expected to normalize by 2025

Source: MPC, IHS, PIRA (S&P Global PLATTS Analytics World Refining Database and Analytics Agriculture 2020, © 2018 by S&P Global Platts)

Sensitivities to Potential IMO Factors

Key Metric	Potential Impacts	EBITDA Impact from $1/BBL change
Blended 321 Crack	Higher crack required to support increased refinery production and meet elevated demand for low sulfur fuels	~ $1,150 MM
- *Gasoline Crack*	- *Refining yield shift to max distillate production and reduced FCC utilization due to low sulfur FCC feedstocks being blended into low sulfur marine fuels*	*~ $765 MM*
- *Distillate Crack*	- *Increased demand due to blending low sulfur distillate in marine fuels*	*~ $385 MM*
Heavy Crude Differential	Discount of high sulfur fuel oil reduces refining value of heavy crudes	~ $570 MM
ULSD – 3% Resid Fuel Oil	Drastic reduction in demand for high sulfur marine fuel oils will drive large discounts	~ $40 MM

Note: Crack spreads based on 40% WTI, 35% LLS, and 25% ANS with mid-continent, USGC, and west coast product pricing, respectively.

MPC Well-Positioned Among U.S. Refiners

MPC well-positioned to produce high value fuels and capture benefits from the adoption of low sulfur fuels regulations – given investments over past decade to enhance upgrading capabilities.



Residual Fuel Oil Production
20%
15%
10%
5%
0%
RFO Production as % of Total RP Production
World Average 8.1%
U.S.
Asia Pacific
Europe
South America
Middle East
CIS (FSU)



Resid Upgrading & Distillate Hydrotreating Capacity
1,000
750
500
250
0
MBPD
MPC
VLO
PSX
XOM
CVX
BP
Resid Upgrading
Distillate Hydrotreating

Sources: Joint Oil Data Initiative (JODI), O&GJ - PennWell Knowledge Center; resid upgrading includes coking, resid hydrocracking, resid deasphalting, and asphalt; distillate hydrotreating includes kerosene/jet, diesel, and other distillate desulfurization



Refining

Roadmap to Creating Superior Value – Refining

Supply Optionality

Leverage broader scale + logistics assets to source cost-advantaged crude

Create competitive purchasing advantages through integration

Operational Excellence & Optimization

Enhance reliability + availability of assets

Reduce cost structure

Optimize existing processes to deliver synergies

Investments to Enhance Margin

Focus on upgrading capabilities (yield flexibility + conversion capacity)

Track record of execution

Return hurdle >20%

Product Placement Flexibility

Enhance domestic product placement flexibility

Expand international export opportunities

Diversified Large-Scale U.S. Refining Portfolio



At 2011 listing[1]
Acquired 2013
Acquired 2018

North America Refining Capacity[2] (MBPD)



3,021
2,409
1,866
1,700
1,096
919
MPC
VLO
P66
XOM
Shell
Chevron
PADD 1
PADD 2
PADD 3
PADD 4
PADD 5
Canada

Over 3 million BPD of crude throughput capacity

[1] Texas City refinery (not shown) was combined into Galveston Bay Refining [2] Crude capacity for MPC based on latest submission to Oil & Gas Journal (O&GJ), peers based on 2018 O&GJ report

Broader Scale Expands Supply Optionality

- Larger footprint expands access to advantaged supply:
  1. *Canadian*
  2. *Bakken*
  3. *Permian*
- New logistics assets lower crude acquisition costs
- Crude processing flexibility enhances capture of advantaged feedstocks


ANS
Canadian
1
Bakken
2
Other Crudes (Global Heavy, Arab, California, other)
WTI
Permian
3
GOM

1 Canadian Crude Flexibility

- Broader system increases access to Canadian crudes enhancing margin capture
- Over 500 MBPD of Canadian crude purchases
- Approximately 67% heavy and 33% light-synthetic



Trans Mountain
Enbridge Mainline
Clearbrook
Anacortes
Rail
Keystone
MPL
Portland
St. Paul Park
Detroit
SAX/ Mustang
Canton
Robinson
Spearhead/Flan S.
Ozark
Catlettsburg
Martinez
Cushing, OK
Los Angeles
MPLX Barge
TransCanada Marketlink
Seaway
Garyville
Galveston Bay
Nederland, TX

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-WCS	14.75	27.25	20 - 40

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of November 30, 2018 [2] MPC estimates

2 Bakken Strategy Optimization

- New logistics assets increase Bakken crude access, providing more options to capture margin
- Connectivity and secured space on long-haul pipelines provide flexibility to our Midwest refineries



Anacortes
Rail
Johnson's Corner
Mandan
Clearbrook
St. Paul Park
Flanagan
Chicago
Detroit
Canton
Robinson
Patoka
Catlettsburg

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-Bakken	2.50	2.75	1 - 11

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of November 30, 2018 [2] MPC estimates

3 Permian Strategy Optimization

Increasing integrated footprint in the Permian creates multiple benefits across our platform

- Gathering systems create direct crude sourcing of advantaged crude for our refineries (est. 300 MBPD total)
- Long haul pipelines lower transport cost and equity interest generates stable fee-based midstream income
- Export facilities provide flexibility to optimize between MPC refining demand and global demand



TX
LA
El Paso
Wink
Midland
Orla
Crane
Permian-Gulf Coast Pipeline
(planned)
Gray Oak Pipeline
(under construction)
Nederland
Galveston Bay
Garyville
Freeport
Corpus Christi
South Texas Gateway
Terminal

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-Midland	2.00	7.25	1 - 7
Brent-WTI	4.25	6.50	3 - 12

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of November 30, 2018 [2] MPC estimates

Safety & Environmental Excellence: Underpins Our Operations

Our goal is ***best-in-class*** personal safety, process safety, and environmental performance

Environmental Incidents[1]



60
40
20
0
55
44
36
28
23
10
2013
2014
2015
2016
2017
2018 YTD
>80% reduction

Personal Safety[2]



0.8
0.6
0.4
0.2
0.0
0.31
0.32
0.31
0.29
0.27
2012-2014 Average
2015
2016
2017
2018 YTD

Process Safety[2]



0.35
0.30
0.25
0.20
0.15
0.27
0.29
0.20
0.20
0.20
2012-2014 Average
2015
2016
2017
2018 YTD
MPC Refining
Industry Average

[1] Data reflects MPC Tier 3 and 4 Designated Environmental Incidents (DEIs); data from legacy Andeavor and ANDX not included [2] MPC Refining includes legacy Andeavor. Process safety reflects the API Tier 1 & 2 rates versus the AFPM average; personal safety reflects the OSHA recordable incident rate versus the Bureau of Labor Statistics (BLS) refining average

Operational Excellence: Delivers Significant Value



Cash Operating Expense[1]
Cash Operating Expense Index
2016 U.S. Average
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
ANDV '16
MPC '16
Legacy MPC '18E
Galveston Bay '14
Galveston Bay '16
Galveston Bay '19E
Capacity

- Improve operating costs
- Best-in-class energy efficiency and turnaround performance
- Supply chain cost improvement
- Reliability and utilization

[1] Based on prior Solomon Studies and MPC estimates

Delivering Technical Excellence


MPC Refining 5-year Low Cost / No Cost
Volume Increases
MBPD
+ 110
+ 134
+ 88
Crude
Capacity
Conversion
Capacity
Hydrotreating
Capacity


Incremental Production Yield
Gasoline
3%
All Other
33%
Distillate
64%

Optimization has provided ability to capture >$300 million of EBITDA with minimal investment [1]

[1] Capacity increases are cumulative from 2013-2018 across the legacy MPC system excluding increases from capital projects; EBITDA potential based on MPC estimates

Key Strategic Investments: Grow EBITDA

Expected Annualized Average EBITDA[1]

($ in millions)



+$80
GVL Diesel
+$250
GVL Crude
GVL Coker
LARIC[1]
+$270
DKR Renewable
CGB Crude
BOB FCC/Alky
+$530
GVL Coker 3
GBR STAR[1]
$1,130
2019E
2020E
2021E
2022E
Total

2019E	2020E	2021E	2022E	Total
$850	$1,200	$650	$100	$2,800

Capex[2] ($ in millions)

- Investments focused on upgrading capabilities, yield flexibility, and conversion capacity
- Track record of executing on-schedule and exceeding return forecasts
- Minimum return threshold of 20%

Average 30% projected IRR on these projects

[1] Annual EBITDA reflected upon completion of project; LARIC (Los Angeles Refinery Integration and Compliance) project and GBR STAR (South Texas Asset Repositioning) project phase in prior to completion [2] Annual capex projections rounded

Garyville Coker 3 Project

Increases Garyville coking capacity by 50% to 150 MBPD to increase capability to upgrade resid

- Enhances distillate yields
- Leverages existing infrastructure
- Increases ability to capture upside from light-heavy crude spreads

Project details and estimates:

- 50 MBPD incremental coking capacity
- Planned completion 4Q21
- Capex < $800 MM
- EBITDA ~ $180 MM[1]
- IRR > 20%


Coker 3
Location

[1] EBITDA is projected average annual

Galveston Bay STAR Program

Creates a world-class refining complex with 40 MBPD increased crude unit capacity

- Increases resid processing and improves gasoil recovery
- Optimizes operations and reduces costs

Project details and estimates:

- Staged investment - on schedule and on budget
- Planned completion early 2022
- Capex ~ $1.5 B ($1.2 B for 2019-2022)
- EBITDA ~ $525 MM[1] ($175 MM already captured)
- IRR > 40%



[1] EBITDA is projected average annual

Dickinson Renewable Diesel

Produce renewable diesel to capture economic opportunity created by California Low Carbon Fuel Standard and Federal Renewable Fuel Standard

- Convert refinery to process soybean and corn oil to make 12 MBPD of renewable diesel
- Local feedstock supply advantage
- Leverages existing infrastructure

Project details and estimates:

- Planned completion late 2020
- Capex ~ $455 MM
- EBITDA ~ $180 MM[1]
- IRR > 30%



[1] EBITDA is projected average annual

Los Angeles LARIC Project

Increases the flexibility to produce distillates and significantly lowers emissions

- 30–40 MBPD of gasoline and distillate yield flexibility
- Physical integration of the Los Angeles refinery complex enhances optimization
- Reduces NOx, SOx and CO_2 emissions

Project details and estimates:

- Planned completion early 2020
- Capex ~ $510 MM (Only $70 MM remains)
- EBITDA ~ $125 MM[1]
- IRR > 20%





[1] EBITDA is projected average annual

Unprecedented Opportunities for Light Product Optimization

- Nationwide footprint enables connectivity to all US markets
- Multiple pathways cost-effectively balance supply/demand

Connectivity + export optionality = maximum refinery utilization



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Detroit
Canton
Chicago
Pittsburgh
Salt Lake City
Martinez
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Recent Investments Increase Midwest & Gulf Coast Placements Options and Increase Refining Utilization



Detroit
1
Canton
Robinson
Catlettsburg
2
6
4
3
Garyville
5
Galveston Bay

1. Improved access to Eastern markets via rail and pipeline
2. Expanded barge/dock systems allow cost effective access to Tennessee and USGC from the Midwest
3. Expanded connections from Garyville to Zachary
4. Acquired Mt. Airy terminal provides Garyville with improved export capability
5. Galveston Bay tank farm and dock expands export capability
6. Pasadena connectivity investments lower costs and improve flexibility

Mexico Strategy Optimization

1. Utilizing ARCO brand at 105 stations in Western Mexico, expanding ARCO to Chihuahua and Baja Sur in early 2019
2. Developing Mexico supply capabilities and efficiency with new Rosarito light products terminal in Northern Baja and leased capacity being built in Sinaloa
3. Low cost Gulf Coast refining supply for products in Eastern Mexico
4. Central Mexico supply optionality via rail and trucking from El Paso refinery



MPC Refineries
ARCO Operations
Rail Facility
Terminal
Martinez
Los Angeles
Gallup
El Paso
Galveston Bay
Garyville
ARCO
1
2
3
4

Multi-pronged approach creates a unique integration platform to generate ratable and growing EBITDA

Synergies – Early Successes

Crude Supply

- Canadian and Bakken crude optimization ~$40 MM to date
- Foreign spot optimization between Eastern Gulf and West Coast ~$4 MM to date

Refining

- Martinez and St. Paul turnaround staffing and contractor utilization decreased costs ~$22 MM to date
- Reallocating Tier 2 sulfur blending credits across system ~$23 MM (capture in 2019)

Product Placement

- East coast marine light product optimization ~$0.3 MM to date
- West coast export optimization ~$0.7 MM to date

Refining & Marketing segment 2018 synergies realized to date of ~$90 MM

Note: As of November 30, 2018

R&M Segment Synergies


Estimated Annual Run-Rate[1]
($ millions)
250
100
150
YE2019
420
160
260
YE2020
665
200
465
YE2021
Initial Synergy Estimates[2]
Updated Synergy Estimates


Synergy Projections by Sub-Category
($ millions)
160
Refining Optimization and Best Practices
100
Refining Business Process Improvement
70
Turnaround / Maintenance Efficiency
100
Marketing
140
Supply and Trading
95
Procurement
665
Total

Raising gross run-rate synergy potential by up to ~40 percent to $665 million

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018



Midstream

Roadmap to Creating Superior Value – Midstream

Capture Full Midstream Value Chain

Participate across value chain to diversify business and enhance margins

Alleviate in-basin bottlenecks

Connect supply to global demand markets

Enhance Cash Flow Stability

Long-haul pipelines add stable cash flow

Export facilities meet significant, growing market needs

Leverage existing assets for incremental third-party business

Grow in Premier Basins

Permian: significant growth opportunities

Marcellus: disciplined growth to support key producers

Bakken: select opportunities

Leverage MPC Relationship

Fosters growth opportunities

Enhances projects via volume commitments

Financial Priorities

Self-funding business model

Target mid-teen returns on growth investments

Maintain investment grade credit profile

U.S. Production Growth Creates Midstream Opportunities

Strong production growth in crude, natural gas, and natural gas liquids will require additional infrastructure to link supply to global demand markets. ***Pipelines, processing, fractionation and export facilities will be needed*** to allow producers to realize full product value.



Crude
MMBPD
16
14
12
10
8
6
4
+50%
Exports
2015
2017
2019E
2021E
2023E
2025E
Natural Gas
Bcfd
110
100
90
80
70
60
50
40
+33%
Exports
2015
2017
2019E
2021E
2023E
2025E
NGL
MMBPD
8
7
6
5
4
3
2
1
0
+69%
Exports
2015
2017
2019E
2021E
2023E
2025E
Demand
Production

Source: EIA, MPC

Capturing The Full Midstream Value Chain

Feedstock Acquisition » **Inbound Logistics** » **Refining & Processing** » **Outbound Logistics** » **Marketing & Retail**







- Diversification enhances opportunities for revenue capture
- Integration enables capture of stable fee-based revenue across the value chain
- Developing assets focused on generating third-party revenue

Integration enhances midstream value by increasing our touch points through the value chain

Capturing Permian Opportunities: Follow the Molecule

Creating an integrated footprint from the Permian to the Gulf Coast

1. Gathering and processing
2. Long-haul pipelines
3. Fractionation
4. Export terminals


Legend
Crude
NGL
Natural Gas
TEXAS
Delaware & Midland Basins
1
2
3
4

1 Permian G&P Feeds Downstream Opportunities

Gathering systems create significant growth opportunities in the Permian


TexNew Mex System
Conan Gathering System
ANDX RIO Pipeline
To Midland
PGC Pipeline
To Houston and Nederland
Gray Oak Pipeline
To Corpus Christi

Crude gathering

- Conan Gathering system connects refineries to well-head
- Provides volumes for planned Gray Oak, PGC pipelines


Legend[1]
Crude pipeline
Natural gas pipeline
NGL pipeline
Crude gathering
Existing processing plant
Future processing plant


Preakness
Torñado
Argo
Apollo
Hidalgo
BANGL Pipeline
To Texas City area
Whistler Pipeline
To Agua Dulce

Natural gas gathering & processing

- Existing plants: Hidalgo, Argo
- Future plants: Apollo, Torñado, Preakness
- 200 MMcfd plants provide volumes for planned Whistler and BANGL pipelines

[1] Pipelines are shown pictorially only to show flow paths; some pipelines are new and/or proposed, including: Gray Oak, PGC, Whistler, BANGL

② Permian Crude Long-Haul Pipelines

Investments in long-haul pipelines generate stable, fee-based midstream income and also help lower feedstock costs tor MPC refineries

- Gray Oak Pipeline
  - MPC, Diamondback Energy, PSXP
  - ~850 mile, 30-inch diameter
  - Anticipate in-service 4Q19
- PGC Pipeline
  - MPLX, Energy Transfer, Magellan, Delek
  - ~600 mile, 30-inch diameter
  - Anticipate in-service 4Q20



TEXAS
Midland
Wink
Orla
Crane
PGC Pipeline
Gray Oak Pipeline
Nederland
Texas City
Galveston Bay
Corpus Christi

2 Permian Natural Gas Long-Haul Pipeline

Expand our value chain by connecting growing natural gas production to demand from MPC refineries and global export markets

- Whistler Pipeline
  - MPLX, Targa, White Water Midstream, and potentially others
  - ~450 miles, 42-inch diameter
  - Capacity 2 Bcfd
  - ~170 miles, 30- or 42-inch diameter pipe from Agua Dulce to Gulf Coast industrial markets
  - Anticipate in-service 4Q20



TEXAS
Waha
Whistler Pipeline
Texas City
Galveston Bay
Corpus Christi
Agua Dulce

② Permian NGL Long-Haul Pipeline and ③ Fractionation

Expand our value chain by connecting growing NGL production and developing new fractionation infrastructure in the Gulf Coast

- BANGL Pipeline (Belvieu Alternative NGL)
  - MPLX, White Water Midstream, and other partners
  - ~400 mile, 24-inch diameter mainline
- Gulf Coast fractionation
  - MPLX, additional partners near Texas City
  - Two potential fractionators with 150 MBPD C2+ capacity each


TEXAS
BANGL Pipeline

4 Expanding Export Assets at Five Gulf Coast Locations

Export facilities create ability to generate third party revenue and meet global demand for crude, refined products, and NGLs

- Currently in service
  - Mt. Airy, LA: acquired in 3Q18
  - LOOP: expansion with potential Capline reversal and Swordfish Pipeline
- Planned projects
  - South Texas Gateway: operational in conjunction with Gray Oak Pipeline construction
  - Texas City: hub for planned PGC and BANGL pipelines



TEXAS
St. James
Texas City
Mt. Airy
LOOP
Corpus Christi
South TX Gateway

Bakken: Third-Party Growth Opportunities

Full-service midstream offering for both third parties and MPC starting at the well-head with crude oil and natural gas gathering through processing and fractionation with multiple takeaway options

NGL hub development project:

- New 15 MBPD fractionation train
- New NGL pipeline and purity product rail loading
- $150 MM capex cost
- Currently operating, full service anticipated 1Q19



Legend
Crude pipeline
New NGL pipeline
Converted NGL pipeline
Processing plant
Storage Facility
Rail Loading Facility
Connection to DAPL
High Plains Pipeline System
Robinson Lake
To Guernsey, WY
To Mandan Refinery
Fryburg
Belfield
Dickinson Refinery

Marcellus/Utica: Footprint Continues to Deliver

Marcellus/Utica continues to be the largest natural gas basin in the U.S. Current producer demand supports our buildout of incremental infrastructure:

Forecasted Volumes	2018E	2020E
Gathered	3.0 Bcfd	4.4 Bcfd
Processed	5.4 Bcfd	7.3 Bcfd
Fractionated	435 MBPD	600 MBPD

- Expect greater than 35% volume growth with disciplined capital investments deployed to meet demand on a just-in-time basis



OH
PA
WV
Bluestone
Hopedale
Harmon Creek
Cadiz
Houston
Ohio Condensate
Majorsville
Seneca
Mobley
Smithburg
Sherwood
Legend
Utica Complex
Marcellus Complex
NGL Pipeline
Purity Ethane Pipeline

Outlook

MPLX ENERGY LOGISTICS

Assumes MPLX and ANDX operate as standalone companies

andeavor logistics

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$2.2	$2.0
Adjusted EBITDA ($B)	$3.9	$4.4
DCF ($B)[2]	$3.1	$3.5
Outstanding LP Units (MM)	794	794

2019 Distribution Growth: Expect $0.01 per unit increase each quarter

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$0.6	$0.6
EBITDA ($B)	$1.4	$1.6
DCF ($B)[2, 3]	$1.1	$1.2
Outstanding LP Units (MM)	245	245

2019 Distribution Growth: Expect to maintain current distribution pending ongoing review of business

[3] Includes maintenance capital reimbursements from the sponsor of ~$100 MM and $60 MM in 2019 and 2020, respectively

Expected Distributions of ~$1.9 B in 2019

[1] Growth capex net of JV contributions [2] Distributable cash flow before preferred unit distributions


Speedway
MARATHON
EAST 47 MARATHON
MARATHON
ARCO

Marketing & Retail

Roadmap to Creating Superior Value – Marketing & Retail

Leverage Scale to Drive Value Creation

Strong brand portfolio and loyalty program

Superior technology platform and buying power

Capture Integration Opportunities

Optimize channel participation and real estate portfolio

Unrivaled light product supply chain flexibility

High-Value Growth

Focus on key markets

Target mid-teen returns for organic investment

Industry consolidation creates M&A opportunities

Enhance Customer Experience

Embrace changing consumer convenience trends

Expand technology and data analytics capabilities

Unparalleled Nationwide Marketing & Retail Footprint

MARATHON


Terminal Sales Location

~12,000 locations nationwide

~16 billion gallons of annual fuel sales[1]

>70% assured gasoline placement

MARATHON

Speedway

ARCO

Note: Based on combined estimates for 2018 [1] Across Retail segment and Brand Marketing

Multi-Channel Platform Creates Unrivaled Flexibility

Retail Segment

Retail[1]	Direct Dealer
7.8 billion GPY	2.6 billion GPY


Terminal
Retail Store

R&M Segment

Brand	Wholesale
5.3 billion GPY	16.9 billion GPY


Terminal
Jobber
Wholesale Customer
Retail Store
Retail Store

- Channel diversity maximizes value capture
- Integrated platform provides assured product placement
- Retail segment enables terminal-to-store margin capture

MPC margin capture

Note: annual volumes for all channels reflect combined estimates for 2018 [1] Retail includes Fuel Only locations

Wholesale Strategy: Underpins Channel Optimization

- 16.9 billion gallons of annual fuel sales across Wholesale channel
- Scale elevates partnering opportunities given new coast-to-coast platform
- Geographic diversity provides unrivaled market insights

Total Wholesale Volume [1]



Jet 15%
Diesel 38%
Gasoline 47%
Discretionary 35%
Contract [2] 65%

Creates distinctive supply chain optimization lever

[1] Year-to-date through October 31, 2018; discretionary/contract percentages exclude jet [2] Contract term length generally one to three years

Strong and Diversified Fuel Branding Platform

- Enhanced dual proprietary Brand marketing platform (Marathon + ARCO)
- Leverage regional brand strengths and related consumer preferences
- Tremendous growth opportunities in Western states
- Multi branded platform enhances consolidation opportunities

Core Proprietary Brands

Core Licensed Brands



ARCO 1,120
Other 1,796
275[1]
75
ARCO 22
Other 476
2,640
5,514

Note: Store counts estimated for 4Q2018 [1] 275 includes SuperAmerica conversions to Speedway; excludes franchise locations

Platform for Creating Superior Value

High Value Growth

- Growth in existing and new markets
- Commercial Fueling/Diesel expansion
- Remodels with food service focus
- High-quality M&A

Focus on Technology

- Enhanced customer interaction
- Mobile platforms
- Secure pump technology
- Speedy Rewards with data analytics



Retail Segment: MPC's Unique Competitive Advantage

Two complimentary retail platforms that generate stable and growing cash flow with unparalleled integration value.

Retail EBITDA Illustration
($ millions)



> 2,000
ANDV Retail
MPC Speedway
Retail Segment EBITDA
Retail Run-Rate Synergy Projection
EBITDA Potential

Speedway #1 in Peer Group Performance
($M EBITDA/Store/Month)



$30
$20
$10
$0
Speedway
Murphy USA
Couche-Tard
Casey's

Best-in-class retail business

Note: Peer Group Performance based on July 2017–June 2018 data from Company Reports

Retail Segment Synergies



Estimated Annual Run-Rate[1]
($ millions)
90
20
70
200
50
150
300
90
210
YE2019
YE2020
YE2021
Initial Synergy Estimates[1]
Updated Synergy Estimates



Synergy Projections by Sub-Category
($ millions)
130
115
20
35
300
Profit Enhancement
Reduce Operating Expenses
Reduce G&A Expenses
Economies of Scale on Capital Purchases
Total

Raising gross run-rate synergy potential by up to ~40 percent to $300 million

[1] Initial synergy estimates provided April 30, 2018



Financial Overview

Financial Principles and Policy

- Disciplined investment in growth opportunities
- Through-cycle dividend growth
- Support our investment grade credit rating
- Return cash to shareholders through repurchases
- Maintain the safety, integrity and reliability of our assets


Balance Sheet
Capital Investment
Return of Capital

Balance Sheet: Foundation for Strategy Execution

MPC Liquidity	
Minimum cash balance	$1 – 2 billion
Revolving credit facilities	$6 billion
Trade receivables facility	$750 million

Target Leverage	
	Debt to EBITDA
MPC (excluding MLP's)	≤ 2.0x
MPLX	≤ 4.0x
ANDX	≤ 4.0x

Corporate Credit Rating			
	Moody's	S&P	Fitch
Marathon Petroleum	Baa2	BBB	BBB
MPLX	Baa3	BBB	BBB-
ANDX	Ba1	BBB-	BBB-



Disciplined Capital Allocation Policy

2019 Financial Targets (excluding MLPs):

- Capital expenditures: ~$2.8 billion
- Capital return target: ≥ 50% of discretionary free cash flow[1]
  - Annual dividend target: ≥ 10% growth
  - Share repurchase target: at least $2.5 billion expected for 2019[2]


Dividends
Capital Expenditures
Share Repurchases

[1] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex [2] Based on 2019 Illustrative EBITDA calculation (see slide 81 for more information)

Disciplined Capital Spend

Projected 2019 investments for MPC

- Focused on enhancing margin capture system-wide
- Disciplined allocation to projects with superior returns
- Value-added returns on total capital; 14.5% ROCE[1] 3Q18 LTM
- MLPs self-fund capital, with limited parent support

($ billions)

MPC	2019E	2020E
Growth Capital	1.8	1.8
Maintenance Capital	1.0	1.0
Total MPC (excluding MLPs)	**2.8**	**2.8**

MPLX	2019E	2020E
Growth Capital	2.2	2.0
Maintenance Capital	0.2	0.2
Total MPLX	**2.4**	**2.2**

ANDX	2019E	2020E
Growth Capital	0.6	0.6
Maintenance Capital	0.1	0.1
Total ANDX	**0.7**	**0.7**

[1] Per Bloomberg as of November 30, 2018

Stable and Growing Dividend

- Secure throughout business cycles
- Growth commensurate with the business
- Targeting ≥ 10% long-term growth rate



Annual Dividends
($ per share)
Targeting
≥ 10% growth
$0.60
$0.77
$0.92
$1.14
$1.36
$1.52
$1.84
~24% CAGR since 3Q11
2012
2013
2014
2015
2016
2017
2018E
2019E

Consistent Return of Capital Through Share Buybacks

- 4th quarter of 2018: ~$700 million of targeted repurchases
- 2019 outlook: expect ≥ $2.5 billion of repurchases[1]
- Existing authorization[2]: $5.6 billion, potentially completed by year end 2020



Share Repurchases
($ billions)
7.5
2.4
3.3
≥ 2.5
2012-2016
(Cummulative)
2017
2018E
2019E

[1] Based on 2019 Illustrative EBITDA calculation (see slide 81 for more information) [2] Existing authorization as of September 30, 2018.

New MPC Segment Reporting Structure


MARATHON
Refining & Marketing
Refining
Marketing
Brand
Wholesale
Asphalt & Petrochemicals
Midstream
MPLX
ANDX
Retail
Retail
Speedway
Other
Direct Dealer
Legacy ANDV
Refining
Refining
Logistics
ANDX
Marketing
Retail
Direct Dealer
Brand
Wholesale
Legacy MPC
Refining & Marketing
Refining
Marketing
Brand
Wholesale
Asphalt & Petrochemicals
Midstream
MPLX
Speedway
Retail

New MPC Segment Reporting Structure

Refining & Marketing

- Regions:
  - Gulf Coast
  - Mid-Con
  - West Coast
- Marketing:
  - Brand
  - Wholesale
  - Asphalt & Petrochemicals

Key Statistics[1]:
- Throughput
- Operating Costs
- Margin[2]

Midstream

- MPLX
- ANDX
- Other midstream assets

Key Statistics:
- Pipeline, terminal, and gathering throughputs
- Natural gas processed
- NGLs fractionated

Retail

- Retail
- Direct dealers

Key Statistics:
- Number of locations
- Fuel volumes and margins
- Merchandise revenue and margin

[1] Fourth quarter 2018 Outlook in Appendix [2] Targeting reporting of regional refining margin with 1Q19 earnings

MPC Refining Footprint and Regions

Refining Locations



Anacortes
Mandan
Dickinson
St. Paul Park
Detroit
Canton
Salt Lake City
Robinson
Catlettsburg
Martinez
Gallup
Los Angeles
El Paso
Garyville
Galveston Bay
Kenai

West Coast

- 4 refineries: 711 MBPD[1]
- Pricing indicator: WC ANS 321

Mid- Con

- 10 refineries: 1,161 MBPD[1]
- Pricing indicator: Chicago WTI 321

Gulf Coast

- 2 refineries: 1,149 MBPD[1]
- Pricing indicator: GC LLS 321

[1] Capacities are based on 2018 O&GJ submission and reflect crude unit calendar day rate

2019 MPC Illustrative EBITDA

- 2019 EBITDA estimated at $12.9 billion based on our current business plan which includes a variety of market-based assumptions that will change
- Key variables and assumptions:
  - Changes in commodity environment
  - Successful Andeavor integration
  - Delivery of synergies
  - Capital investment performance

Commodity / Spread	2019 Business Plan
WTI	$64
Brent-WTI	$3.60
Brent-ANS	$0.10
Brent-ASCI	$6.50
LLS-WTI	$3.25
WTI-Bakken	$1.50
WTI-WCS	$22
Natural gas	$2.95
EBITDA Sensitivities	**Impact per $1 Change ($ millions)**
Blended crack spread	~$1,150
Sour differential	~$570
Sweet differential	~$475
Natural gas price	~$380

Note: Presented for illustrative purposes only to model an indicative EBITDA utilizing business plan assumptions. This is not intended as earnings guidance and the company does not anticipate updating this illustration. The company does intend to continue its practice of providing a quarterly outlook in the format provided on slide 89 (only certain data sets).

Turnaround Accounting Impacts Peer Comparisons

- MPC will continue to expense turnarounds (TAR); ANDV had deferred and amortized these costs
- TAR-adjusted EBITDA will be provided quarterly to increase comparability with peers



Pro-Forma Turnaround Costs
($ billions)
$0.9
$1.0
$1.0
$0.9
2016
2017
2018E
2019E
TAR Impact
$13.8
$0.9
2019
Illustrative
Outlook
$12.9
2019E TAR-Adj. EBITDA[1]
($ billions)

[1] 2019E TAR-adjusted EBITDA based on 2019 Illustrative EBITDA calculation (see slide 81 for more information)

MPC: Creating Exceptional Value

Balance Sheet[1]
~20% debt to market cap
$8+ billion liquidity

Capital Investment
~$2.8 billion per year

Return of Capital
Payout target ≥ 50% of discretionary free cash flow[2]

Return of Capital[3]



20%
15%
10%
5%
0%
15.4%
12.5%
2.9%
MPC
16.1%
12.0%
4.1%
VLO
9.7%
6.2%
3.5%
PSX
7.9%
4.0%
3.9%
CVX
8.4%
4.1%
4.3%
XOM
Dividend Yield
LTM Share Repurchase/Share Yield

[1] MPC parent level metrics as of November 30, 2018 [2] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex [3] Per FactSet, share prices as of November 30, 2018


MARATHON
MARATHON PETROLEUM CORPORATION

Closing Remarks

MPC – A Leading Energy Company

Refining



Superior Operations

Strategic Investment to Capture Value

New Technology to Optimize Assets

Industry Leader in Safety, Reliability, and Environmental Stewardship

Midstream



Significant Growth Opportunities

Strategic Alignment with Refining

Commercial Focus on Integration to Enhance Value

Marketing & Retail


MARATHON
Speedway

Expanding Platform Across: Retail, Wholesale, and Brand

Invest in Technology to Improve Customer Experience

Enhancing Margin with Non-Fuel Sales

MARATHON

MARATHON®

Appendix

Market Data Terminologies

Metric	Formula
Mid-Con Crack Spread*	• ((2xChicago CBOB Gasoline + Chicago ULSD)/3) x 42 – WTI Prompt
West Coast Crack Spread*	• ((2xLA CARBOB + LA CARB Diesel)/3) x 42 – ANS Prompt
USGC Crack Spread*	• ((2xUSGC CBOB Gasoline +USGC ULSD)/3) x 42 – LLS Prompt
Blended Crack Spread*	• Weighted 40%/25%/35% Mid-Con/West Coast/USGC based on MPC's refining capacity by PADD
Blended Prompt Crude	• Weighted 40%/25%/35% WTI/ANS/LLS
Sweet Crude Basket	• Bakken, Brent, LLS, WTI-Cushing, WTI-Midland
Sour Crude Basket	• ANS, ASCI, Maya, Western Canadian Select

*All crack spreads are reflected net of the associated Renewable Volume Obligation (RVO) cost

Fourth Quarter 2018 Outlook

		Crude Throughput[1]	Other Charge/ Feedstocks Throughput[1]	Total Throughput[1]	Sweet Crude	Sour Crude	Turnaround and Major Maintenance	Depreciation and Amortization	Other Manufacturing Cost[2]	Total Direct Operating Costs	Corporate and Other Unallocated Items[3]
		in MBPD			Percent of Throughput		Refinery Direct Operating Costs ($/BBL of Total Throughput)				
Projected 4Q 2018	Gulf Coast Region	1,125	200	1,325	40%	60%	$0.70	$1.05	$3.40	$5.15	
	Mid-Con Region	1,050	75	1,125	75%	25%	$1.75	$1.70	$4.50	$7.95	
	West Coast Region	600	100	700	25%	75%	$2.50	$2.35	$6.95	$11.80	
	MPC Total	2,775	275	3,050	50%	50%	$1.50	$1.65	$4.70	$7.85	$240 MM
4Q 2017	Gulf Coast Region	1,158	237	1,395	38%	62%	$1.45	$1.05	$3.55	$6.05	
	Midwest Region	679	38	717	64%	36%	$2.25	$1.86	$4.46	$8.57	
	MPC Total	1,837	187	2,024	47%	53%	$1.80	$1.38	$4.03	$7.21	$112 MM

Note: The company intends to reinstate its practice of providing certain financial and statistical data on its website not later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month.

Retail Light Product Sales Volume	Volume (billion gallons)
Company Operated	1.975
Direct Dealers	0.65
Total	2.625

Merchandise Revenue	$ million
Company Operated	1,475

Approximate Store Count	# of Stores
Company Operated	3,920
Direct Dealers	1,100

[1] Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers [2] Includes utilities, labor, routine maintenance and other operating costs
[3] Excludes transaction costs related to the merger with Andeavor; 4Q 2017 excludes $57 MM litigation expense

Committed to Delivering Substantial Synergies

Impact Area	Synergy Potential (millions)	Business Context
Cost Elimination	~$315	• Clearly identified cost efficiencies – allows for rapid achievement
Procurement	~$200	• Over $10 billion of combined purchases per year • 1-2% improvement leads to $100-$200 million of savings
Owned/Operated Retail	~$300	• Delivered > $200 million of synergies with Hess Retail acquisition • Comparable number of stores (1,100) across three platforms (multi-site operators, Southwest retail, SuperAmerica) provides even greater opportunity
Integrated System Optimization	~$245	• Improved purchasing of over 1 billion barrels/year of crude oil and other feedstocks (every $0.01/bbl improvement is ~$10 million of savings) • Value chain optimization (1/10 cent per gallon uplift is ~$50 million) • Permian and Bakken crude optimization • Maximize throughput on owned and leased systems / assets
Refining Operations	~$340	• Processing optimization through reciprocal application of refining expertise • Capital and maintenance efficiency improvements: – Major capital projects – Turnaround work – Routine maintenance
Synergy Outlook	**up to $1,400**	

MPLX 2019-2020 Outlook – Reconciliation

Adjusted EBITDA and Distributable Cash Flow from Net Income

($ billion)	2019E	2020E
Net income	2.2	2.5
Depreciation and amortization	0.9	1.0
Net interest and other financial costs	0.7	0.7
Adjustment for equity investment earnings & distributions	0.2	0.2
Other	0.0	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

MPLX 2019-2020 Outlook – Reconciliation

Adjusted EBITDA and Distributable Cash Flow from Net Cash Provided by Operating Activities

($ billion)	2019E	2020E
Net cash provided by operating activities	3.2	3.8
Changes in working capital items	0.0	(0.1)
Net interest and other financial costs	0.7	0.7
Unrealized derivative losses (gains)	(0.0)	(0.0)
Other	0.1	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

ANDX 2019-2020 Outlook – Reconciliation

EBITDA and Distributable Cash Flow from Net Earnings

($ billion)	2019E	2020E
Net earnings	0.8	0.8
Depreciation and amortization	0.4	0.5
Net interest and other financial costs	0.2	0.3
EBITDA	1.4	1.6
Adjustment for equity investment earnings & distributions	0.0	0.0
Deferred revenue impacts	0.0	0.0
Net interest and other financial costs	(0.2)	(0.3)
Maintenance capital expenditures, net	(0.1)	(0.1)
Other	0.0	0.0
Distributable cash flow	1.1	1.2
Preferred distributions	(0.0)	(0.0)
Distributable cash flow attributable to ANDX	1.1	1.2

Speedway EBITDA Reconciliation

Segment EBITDA to Segment Income from Operations

($ million)	2017		2018		
	Q3	Q4	Q1	Q2	LTM
Speedway Segment Income from Operations	208	148	95	159	610
Plus: Depreciation and Amortization	68	78	79	73	298
Speedway Segment EBITDA	276	226	174	232	908